                                                                    EXHIBIT 99.1


FOR FURTHER INFORMATION CONTACT                                OCTOBER 17, 2003
RICHARD L. PARK
LOCAL FINANCIAL CORPORATION
405-841-2298


                           LOCAL FINANCIAL CORPORATION
                     REPORTS RESULTS FOR THIRD QUARTER 2003

Oklahoma City - Local Financial Corporation (NASDAQ:LFIN). Local Financial Corporation (the "Company") today announced third quarter 2003 diluted earnings per share of $.40, up 3 cents or 8.1 percent from the same quarter in the prior year. Diluted earnings per share for the nine months ended September 30, 2003, were $1.18, up 7.3 percent from the same period last year. Diluted earnings per share include the effect of the Company's share repurchase program under which the Company repurchased 400,000 and 1,379,100 shares, respectively, in both the three and nine months ended September 30, 2003, at an average share price of $16.00 and $15.25, respectively. Net income for the three and nine months ended September 30, 2003 was $7.0 million and $21.1 million, respectively, versus $7.4 million and $21.9 million for the same periods last year. "Interest rate spreads were further compressed during the quarter and will continue under pressure as long as rates remain at these historically low levels," stated Chairman and Chief Executive Officer Edward A. Townsend.

"During the quarter, the Company continued its emphasis on generating noninterest income and managing noninterest expense, which is key in maintaining profitability in this rate environment," stated Mr. Townsend. The Company reported an 18.6 percent increase year-to-date in noninterest income as it continued its focus on depository services including commercial cash management. Demand deposits increased by $93.3 million or 11.9% on a sequential quarter basis and $122.7 million or 16.2% since December 31, 2002. Noninterest expenses remained flat in the three-month comparative period. "We must continue to focus on revenue diversification and discretionary expense control to help counter the effects of the low rate environment," stated Mr. Townsend.

At September 30, 2003, the Company's level of nonperforming assets of $9.3 million, .41 percent of total loans, continues to compare favorably with its peers. The Company's provision for loan losses was consistent with the third quarter of the prior year at $1.5 million, bringing year-to-date provision to $5.1 million versus net charge-offs of $4.3 million.

Local Financial Corporation, with assets of $2.9 billion, is the parent company of Local Oklahoma Bank. It operates 52 branch offices providing personalized banking services to businesses and individuals in 33 communities in the state of Oklahoma, with major concentration in the metropolitan areas of Oklahoma City, Tulsa, and Lawton.

                                   ----------

         To the extent that statements in this report relate to the plans, objectives or future performance of Local Financial Corporation, these statements are considered to be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based on management's current expectations and the current economic environment. Actual events and results in future periods may differ materially from those currently expected due to various risks and uncertainties. Additional discussion of factors affecting Local Financial Corporation's business and prospects is contained in its periodic filings with the Securities and Exchange Commission.

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              FINANCIAL HIGHLIGHTS
                             (Dollars in thousands)
                                   (unaudited)

                                                   NINE MONTHS ENDED                           THREE MONTHS ENDED
                                                     SEPTEMBER 30,                                SEPTEMBER 30,
                                             ------------------------------    PERCENT       ------------------------     PERCENT
                                                 2003             2002          CHANGE         2003          2002         CHANGE
                                             -------------    -------------   -----------    ----------    ----------    ----------

SELECTED FINANCIAL RATIOS:

Yield on earning assets                           5.69%            6.71%        (15.2)%          5.43%         6.69%       (18.8)%
Cost of funds                                     2.76             3.51         (21.4)           2.61          3.39        (23.0)
Interest rate spread                              2.93             3.20          (8.4)           2.82          3.30        (14.5)
Net interest margin                               3.17             3.50          (9.4)           3.01          3.58        (15.9)
Return on average assets                          1.00             1.05          (4.8)           0.96          1.05         (8.6)
Return on average equity                         16.72            17.26          (3.1)          16.44         16.77         (2.0)


                                                   NINE MONTHS ENDED                           THREE MONTHS ENDED
                                                     SEPTEMBER 30,                                 SEPTEMBER 30,
                                             ------------------------------    PERCENT       ------------------------     PERCENT
                                                 2003             2002          CHANGE         2003          2002          CHANGE
                                             -------------    -------------   -----------    ----------    ----------    ----------
STATEMENT OF OPERATIONS DATA:

Net interest income                           $  63,467        $  69,922         (9.2)%      $ 20,481      $ 23,831        (14.1)%
Provision for loan losses                        (5,100)          (5,100)          --          (1,500)       (1,500)          --
Noninterest income                               25,429           21,448         18.6           8,786         7,175         22.5
Noninterest expense                              52,693           53,036         (0.6)         18,027        18,028           --
Net income                                       21,111           21,914         (3.7)          6,950         7,370         (5.7)


                                                                                PERCENT
                                               9/30/03         12/31/02         CHANGE
                                             ----------       ----------       --------
FINANCIAL CONDITION DATA:

Total assets                                 $2,940,697       $2,839,858          3.6%
Loans receivable, net                         2,236,015        2,084,144          7.3
Securities available for sale                    89,041          163,473        (45.5)
Securities held to maturity                     254,844          364,832        (30.1)
Demand deposits and savings deposits            977,499          839,459         16.4
Total deposits                                1,979,316        1,829,439          8.2
Advances from the Federal Home Loan Bank of
    Topeka                                      635,020          684,193         (7.2)
Senior Notes                                     21,295           21,295           --
Mandatorily redeemable trust preferred           60,250           60,250           --
securities
Stockholders' equity                            168,710          167,880          0.5
Allowance for loan losses                        30,358           29,532          2.8


REGULATORY RATIOS - HOLDING COMPANY:

Core Capital (Tier 1) to Net Risk Weighted       9.37%
Assets
Total Capital (Tier 1 & 2) to Net Risk
Weighted
   Assets                                       10.82%
Leverage Ratio                                   7.15%

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                    (Dollars in thousands, except share data)
                                   (unaudited)


                                                                              THREE MONTHS ENDED
                                                 ---------------------------------------------------------------------------------
                                                    9/30/03          6/30/03          3/31/03          12/31/02         9/30/02
                                                 -------------    -------------    -------------    -------------    -------------

INTEREST INCOME:
  Loans                                          $      32,639    $      32,979    $      33,049    $      33,651    $      34,745
  Securities available for sale and held to
   maturity                                              3,827            3,947            6,262            7,735            9,196
  Federal Home Loan Bank of Topeka and
   Federal Reserve Bank stock                              375              370              361              371              430
  Other investments                                         87               17               22               31              171
                                                 -------------    -------------    -------------    -------------    -------------
Total interest income                                   36,928           37,313           39,694           41,788           44,542

INTEREST EXPENSE:
  Deposit accounts                                       8,079            8,370            8,960           10,659           12,573
  Advances from the Federal Home Loan Bank of
   Topeka                                                6,507            6,422            6,479            6,476            6,353
  Securities sold under agreements to                       65               76              107              155              129
    repurchase
  Senior Notes                                             629              629              629              632              636
  Trust preferred securities                             1,167            1,171            1,178            1,157            1,020
                                                 -------------    -------------    -------------    -------------    -------------
Total interest expense                                  16,447           16,668           17,353           19,079           20,711

Net interest income                                     20,481           20,645           22,341           22,709           23,831
  Provision for loan losses                             (1,500)          (1,800)          (1,800)          (1,500)          (1,500)
                                                 -------------    -------------    -------------    -------------    -------------
Net interest income after provision for loan            18,981           18,845           20,541           21,209           22,331
  losses

NONINTEREST INCOME:
  Deposit related income                                 5,984            6,182            5,476            4,996            4,996
  Loan fees and loan service charges                       548              609              653              386              489
  Net gains on sale of assets                              474              252              136               52               97
  Other                                                  1,780            1,775            1,560            1,607            1,593
                                                 -------------    -------------    -------------    -------------    -------------
Total noninterest income                                 8,786            8,818            7,825            7,041            7,175

NONINTEREST EXPENSE:
  Compensation and employee benefits                    12,077            9,847           10,566           10,803           10,906
  Equipment and data processing                          1,570            1,575            1,700            1,467            1,516
  Occupancy                                              1,236            1,124            1,338            1,197            1,242
  Advertising                                              178              152              127              182              182
  Professional fees                                        441              415              263              288              339
  Other                                                  2,525            3,818            3,741            3,558            3,843
                                                 -------------    -------------    -------------    -------------    -------------
Total noninterest expense                               18,027           16,931           17,735           17,495           18,028
                                                 -------------    -------------    -------------    -------------    -------------

Income before provision for income taxes                 9,740           10,732           10,631           10,755           11,478

  Provision for income taxes                             2,790            3,641            3,561            3,654            4,108
                                                 -------------    -------------    -------------    -------------    -------------

Net income                                       $       6,950    $       7,091    $       7,070    $       7,101    $       7,370
                                                 =============    =============    =============    =============    =============

Earnings per share:
  Net income:
   Basic                                         $        0.41    $        0.41    $        0.40    $        0.39    $        0.39
                                                 =============    =============    =============    =============    =============
   Diluted                                       $        0.40    $        0.40    $        0.38    $        0.38    $        0.37
                                                 =============    =============    =============    =============    =============

Average shares outstanding:
   Basic                                            16,755,495       17,143,219       17,797,691       18,321,649       18,991,744
                                                 =============    =============    =============    =============    =============
   Diluted                                          17,447,092       17,724,125       18,408,968       18,898,955       19,681,824
                                                 =============    =============    =============    =============    =============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION
                    (Dollars in thousands, except share data)

                                                                                  9/30/03        12/31/02         % CHANGE
                                                                               ------------    ------------    -------------
                                                                                (unaudited)
ASSETS

Cash and due from banks                                                        $     49,601    $     51,166            (3.1)
Interest bearing deposits with other banks                                          126,000           7,200              --
Securities available for sale                                                        89,041         163,473           (45.5)
Securities held to maturity                                                         254,844         364,832           (30.1)
Loans receivable, net of allowance for loan losses of $30,358 at
   September 30, 2003 and $29,532 at December 31, 2002                            2,236,015       2,084,144             7.3
Federal Home Loan Bank of Topeka and Federal Reserve Bank stock, at cost             39,499          38,187             3.4
Premises and equipment, net                                                          43,325          42,415             2.1
Assets acquired through foreclosure and repossession, net                               928           1,693           (45.2)
Intangible assets, net                                                               19,441          19,695            (1.3)
Current and deferred taxes, net                                                      10,723           9,428            13.7
Other assets                                                                         71,280          57,625            23.7
                                                                               ------------    ------------
         Total assets                                                          $  2,940,697    $  2,839,858             3.6
                                                                               ============    ============    ============
LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits:
   Demand                                                                      $    879,160    $    756,476            16.2
   Savings                                                                           98,339          82,983            18.5
   Time                                                                           1,001,817         989,980             1.2
                                                                               ------------    ------------
         Total deposits                                                           1,979,316       1,829,439             8.2

Advances from the Federal Home Loan Bank of Topeka                                  635,020         684,193            (7.2)
Securities sold under agreements to repurchase                                       57,318          59,696            (4.0)
Senior Notes                                                                         21,295          21,295              --
Other liabilities                                                                    18,788          17,105             9.8
Mandatorily redeemable trust preferred securities                                    60,250          60,250              --
                                                                               ------------    ------------
         Total liabilities                                                        2,771,987       2,671,978             3.7

Stockholders' equity:
   Common stock, $0.01 par value, 25,000,000 shares authorized;
     20,975,967 shares issued and 16,518,223 shares outstanding at
     September 30, 2003 and 20,863,967 shares issued and 17,785,323
     shares outstanding at December 31, 2002                                            210             209             0.5
Preferred stock, $0.01 par value, 5,000,000 shares authorized; none                      --              --              --
outstanding
Additional paid-in capital                                                          209,878         208,599             0.6
Retained earnings                                                                   172,606         151,495            13.9
Treasury stock, 4,457,744 shares at September 30, 2003 and 3,078,644
  shares at December 31, 2002, at cost                                             (214,811)       (193,783)           10.9
Accumulated other comprehensive income, net of tax                                      827           1,360           (39.2)
                                                                               ------------    ------------
         Total stockholders' equity                                                 168,710         167,880             0.5
                                                                               ------------    ------------
         Total liabilities and stockholders' equity                            $  2,940,697    $  2,839,858             3.6
                                                                               ============    ============    ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                              NONPERFORMING ASSETS
                             (Dollars in thousands)
                                   (unaudited)


                                                            9/30/03       6/30/03     NET CHANGE      9/30/02     NET CHANGE
                                                          ----------    ----------    ----------     ----------   ----------

Non-accruing loans:
   Commercial                                             $    5,001    $    9,215    $   (4,214)    $    7,523   $   (2,522)
   Residential/Consumer                                        3,233         2,571           662          2,869          364
                                                          ----------    ----------    ----------     ----------   ----------
      Total                                                    8,234        11,786        (3,552)        10,392       (2,158)

Accruing loans 90 days or more delinquent:
   Commercial                                                     51            --            51            231         (180)
   Residential/Consumer                                           81           157           (76)            --           81
                                                          ----------    ----------    ----------     ----------   ----------
      Total                                                      132           157           (25)           231          (99)

Foreclosed Assets:
   Commercial                                                    435           487           (52)           265          170
   Residential/Consumer                                          493         1,138          (645)           617         (124)
                                                          ----------    ----------    ----------     ----------   ----------
      Total                                                      928         1,625          (697)           882           46
                                                          ----------    ----------    ----------     ----------   ----------

Total nonperforming assets                                $    9,294    $   13,568    $   (4,274)    $   11,505   $    2,211
                                                          ==========    ==========    ==========     ==========   ==========

Total nonperforming assets as a percentage of
   total assets                                                0.32%          0.48%                        0.41%
                                                         ==========     ==========                   ==========
Total nonperforming loans as a percentage of
   total allowance                                            27.56%         39.69%                       37.31%
                                                         ==========     ==========                   ==========

Total nonperforming assets as a percentage of
   total loans                                                 0.41%          0.62%                        0.58%
                                                         ==========     ==========                   ==========

Total nonperforming loans as a percentage of
   total loans                                                 0.37%          0.54%                        0.53%
                                                         ==========     ==========                   ==========

Total nonperforming loans as a percentage of
   total capital                                               4.96%          7.11%                        6.03%
                                                         ==========     ==========                   ==========

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                            ALLOWANCE FOR LOAN LOSSES
                             (Dollars in thousands)
                                   (unaudited)

                                                        THREE MONTHS ENDED
                                                            SEPTEMBER 30,
                                                   -----------------------------
                                                      2003              2002
                                                   ------------     ------------
Beginning balance                                  $     30,087     $     28,354

Provision                                                 1,500            1,500

Charge-Offs:
   Commercial                                              (960)            (952)
   Consumer                                                (261)            (466)
   Residential                                              (92)            (199)
                                                   ------------     ------------
         Total charge-offs                               (1,313)          (1,617)
                                                   ------------     ------------

Recoveries                                                   84              237
                                                   ------------     ------------

Net losses                                               (1,229)          (1,380)
                                                   ------------     ------------

Ending balance                                     $     30,358     $     28,474
                                                   ============     ============


Net losses to average loans (annualized)                   0.22%            0.28%
                                                   ============     ============

                  LOCAL FINANCIAL CORPORATION AND SUBSIDIARIES
                            ALLOWANCE FOR LOAN LOSSES
                             (Dollars in thousands)
                                   (unaudited)


                                           NINE MONTHS ENDED        YEAR ENDED
                                             SEPTEMBER 30,         DECEMBER 31,
                                      -------------------------    ------------
                                         2003           2002           2002
                                      ----------     ----------    ------------
Beginning balance                     $   29,532     $   27,621     $   27,621

Provision                                  5,100          5,100          6,600

Allowances acquired                           --             --          1,003

Charge-Offs:
   Commercial                             (3,652)        (2,994)        (4,121)
   Consumer                                 (678)        (1,167)        (1,428)
   Residential                              (240)          (483)          (635)
                                      ----------     ----------     ----------
         Total charge-offs                (4,570)        (4,644)        (6,184)
                                      ----------     ----------     ----------

Recoveries                                   296            397            492
                                      ----------     ----------     ----------

Net losses                                (4,274)        (4,247)        (5,692)
                                      ----------     ----------     ----------

Ending balance                        $   30,358     $   28,474     $   29,532
                                      ==========     ==========     ==========

Net losses to average loans                 0.26%          0.28%          0.28%
                                      ==========     ==========     ==========